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Exhibit 10.2.10

WAIVER AND CONSENT
WAIVER AND CONSENT under the Credit Agreement referred to below, dated as of June 17, 2015 (this “Consent”), among THE HERTZ CORPORATION, a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), HERTZ EQUIPMENT RENTAL CORPORATION (“HERC”), the Canadian Borrowers (as defined in the Credit Agreement) parties hereto, the several banks and financial institutions parties hereto as Lenders and the Administrative Agent (as defined below).
RECITALS
WHEREAS, each of the Parent Borrower and HERC is party to that certain Credit Agreement, dated as of March 11, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower, HERC, the Canadian Borrowers, the several banks and other financial institutions from time to time parties thereto (the “Lenders”), Deutsche Bank AG New York Branch, as administrative agent and collateral agent for the Lenders, DEUTSCHE BANK AG CANADA BRANCH, as Canadian agent and Canadian collateral agent for the Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as co-collateral agent for the Lenders and the other parties thereto;
WHEREAS, the Parent Borrower has requested that the Lenders consent to extend the date for delivery of the Financial Statements (as defined below) and certain other information required pursuant to Sections 7.1 and 7.2 of the Credit Agreement;
WHEREAS, the Parent Borrower has requested that the Lenders waive any Default, Specified Default or Event of Default that may arise directly or indirectly from or in connection with the failure to deliver the Financial Statements (and any certificates and other information required to be delivered concurrently therewith) on or prior to the Extended Delivery Date (as defined below) to the Lenders or in accordance with any agreement or condition relating to other Indebtedness of the Parent Borrower and its Subsidiaries;
WHEREAS, the Parent Borrower has requested that the Lenders waive any Default, Specified Default or Event of Default (as such terms are defined in the Credit Agreement) that may arise as a result of or in connection with any Restatement (as defined below) or any action taken or any failure to take action while any such Default, Specified Default or Event of Default was continuing to the extent such action or failure to take action would have been permitted but for the existence of such Default, Specified Default or Event of Default;
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. For purposes of this Consent, the following terms shall have the following meanings:
(a)    “Cumulative Pre-Tax Income” shall mean the cumulative consolidated income before income taxes of Hertz Global Holdings, Inc. (“HGH”) determined in accordance with GAAP for the three fiscal year period of HGH ended December 31, 2013.
(b)    “Reported Cumulative Pre-Tax Income” shall mean the initially reported cumulative consolidated income before income taxes of HGH for the three fiscal year period of HGH ended December 31, 2013. For the avoidance of doubt, the Lenders agree that the Reported Cumulative Pre-Tax Income is $1,437.80 million
(c)    “Restatement” shall mean any restatement of, or revision or adjustment to, one or more of the annual and quarterly financial statements (including the annual financial statements for the fiscal years ended December 31, 2011, December 31, 2012 and December 31, 2013) of the Parent Borrower and its consolidated Subsidiaries delivered under the Credit Agreement or otherwise issued by the Parent Borrower from time to time prior to the date hereof, or one or more financial statements or other financial information relating to any Subsidiary of the Parent Borrower.
(d)    “Restatement Condition” shall mean that, upon giving effect to any Restatement, the Cumulative Pre-Tax Income shall not be less than the Reported Cumulative Pre-Tax Income by more than $244.40 million.
Section 2.Waiver and Consent.
(a)    The Lenders hereby agree that, notwithstanding anything to the contrary in the Loan Documents, (i) the quarterly financial statements required to be delivered under Section 7.1(b) of the Credit Agreement for the Parent Borrower’s fiscal quarters ended March 31, 2014, June 30, 2014, September 30, 2014, March 31, 2015 and June 30, 2015 (collectively, the “Quarterly Financial Statements”) and (ii) the annual financial statements required to be delivered under Section 7.1(a) of the Credit Agreement for the Parent Borrower’s fiscal year ended December 31, 2014 (together with the quarterly financial statements for the Parent Borrower’s fiscal quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, collectively, the “2014 Financial Statements”, and together with the Quarterly Financial Statements, collectively, the “Financial Statements”), and in each case the certificates and other information required by Sections 7.1 and 7.2 of the Credit Agreement to be delivered concurrently therewith, need not be delivered on or prior to August 31, 2015 (such date, the “Extended Delivery Date”).
(b)    So long as the Financial Statements and the certificates and other information required to be delivered in connection therewith to the Lenders under the Credit Agreement are delivered on or prior to the Extended Delivery Date, the Lenders hereby waive any existing or future Default, Specified Default or Event of Default that may arise directly or indirectly (i) as a result of or in connection with the failure to deliver any of the Financial Statements, such certificates or other information, or (ii) under Section 9(e) of the Credit Agreement in connection with any failure to file or deliver annual or quarterly reports pursuant to Section 13(a) or Section 15(d) of the Exchange Act, the Financial Statements, or any financial statements or other financial information of the Parent Borrower or any of its Subsidiaries, in each case for the fiscal quarters ended March 31, 2014, June 30, 2014, September 30, 2014, March 31, 2015 and June 30, 2015 and for the fiscal years ended December 31, 2013 and December 31, 2014 (and, in each case, any certificates and other information concurrently therewith), in each case, in accordance with any agreement or condition relating to any other Indebtedness. For the avoidance of doubt, the Lenders hereby acknowledge that furnishing of the Parent Borrower’s comprehensive annual report on or prior to the Extended Delivery Date on Form 10-K for the period ended December 31, 2014 as filed with the Securities and Exchange Commission including the audited financial statements of the Parent Borrower for the year ended December 31, 2014 and unaudited financial statements of the Parent Borrower for the fiscal quarters ending March 31, 2014, June 30, 2014 and September 30, 2014 will satisfy the Parent Borrower’s obligation to deliver the 2014 Financial Statements.
(c)    Until the Extended Delivery Date and, so long as the Restatement Condition is satisfied, thereafter, the Lenders hereby waive any Default, Specified Default or Event of Default that may arise, directly or indirectly, as a result of or in connection with any Restatement or any action taken or any failure to take action while any such Default, Specified Default or Event of Default was continuing to the extent such action or failure to take action would have been permitted but for the existence of such Default,

Specified Default or Event of Default, including without limitation any Default, Specified Default or Event of Default that may arise directly or indirectly (i) from any breach of the representations and warranties contained in Section 5.7 of the Credit Agreement or of any other representations and warranties contained in the Loan Documents, (ii) from any request for any Extension of Credit under the Credit Agreement after the occurrence and during the continuance of any such Default, Specified Default or Event of Default, (iii) from any failure to comply with any covenant or other obligation under Sections 7.1 and 7.2 of the Credit Agreement or with any other covenants and conditions in the Loan Documents and (iv) under Section 9(e) of the Credit Agreement or otherwise under Section 9 of the Credit Agreement, in each case as a result of or in connection with any Restatement.
Notwithstanding the foregoing, for the avoidance of doubt, the foregoing provisions of this Section 2(c) shall not constitute a waiver of, and the Lenders do not hereby waive, any prepayment required under Section 4.4(c) of the Credit Agreement or any Event of Default under Section 9(a) or 9(f) of the Credit Agreement, in each case, whether or not any of the events or circumstances specified in this paragraph arose, directly or indirectly, as a result of or in connection with any Restatement.
(d)    Until the Extended Delivery Date and, so long as the Financial Statements and the certificates and other information required to be delivered in connection therewith to the Lenders under the Credit Agreement are delivered and the Restatement Condition is satisfied, thereafter, each Lender shall continue to honor notices for Borrowing and L/C Requests delivered in compliance with the Credit Agreement notwithstanding the occurrence or continuation of the events described in this Section 2, except that until the earlier of the Extended Delivery Date and the first date on which all Financial Statements shall have been delivered, no Borrower shall knowingly request, and no Lender shall be required to make, any Extension of Credit if, on the date such Extension of Credit is required to be made, a Liquidity Event has occurred and is continuing or would exist immediately after giving effect to the making of such Extension of Credit.  No Loan Party shall be required to deliver any notice pursuant to Section 7.7 of the Credit Agreement or otherwise in connection with the occurrence or continuation of the events described in this Section 2. For purposes of this Section 2(d), a Liquidity Event shall be deemed to have occurred on the first such day that Specified Availability is less than $200,000,000 (and without giving effect to any three consecutive Business Day period specified in the definition of Liquidity Event, but after giving effect to the use of the proceeds of Extension of Credit on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to the Credit Agreement).
Section 3.Conditions to Effectiveness of Consent. This Consent shall become effective on the date (such date, if any, the “Consent Effective Date”) the Administrative Agent shall have received this Consent executed and delivered by a duly authorized officer of the Parent Borrower and the requisite Lenders set forth in Section 11.1 of the Credit Agreement. The Administrative Agent shall give prompt notice in writing to the Parent Borrower of the occurrence of the Consent Effective Date.
Section 4.Effects on Loan Documents; Acknowledgement.
(a)    Except as expressly set forth herein, this Consent (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect as modified hereby and nothing herein can or may be construed as a novation thereof. Each Loan Party reaffirms on the Consent Effective Date its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents. This Consent shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Consent Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as modified by this Consent.
(b)    For the avoidance of doubt, this Consent does not constitute an acknowledgement by the Parent Borrower or its Subsidiaries that any Restatement would result in a Default, Specified Default or Event of Default under the Loan Documents and the Parent Borrower and its Subsidiaries reserve all of their respective rights under the Loan Documents in connection therewith.
Section 5.Expenses. The Parent Borrower agrees to pay or reimburse the Administrative Agent for (1) all of its reasonable out-of-pocket costs and expenses incurred in connection with this Consent, any other documents prepared in connection herewith and the transactions contemplated hereby, and (2) the reasonable fees, charges and disbursements of Latham & Watkins LLP, as counsel to the Administrative Agent.
Section 6.Counterparts. This Consent may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Consent by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 7.Applicable Law. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF, TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.
Section 8.Headings. The headings of this Consent are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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[Signature Page to ABL Waiver]

[Signature Page to ABL Waiver]
IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered by their respective duly authorized officers as of the date first above written.
THE HERTZ CORPORATION

By: /s/ R. Scott Massengill
Name: R. Scott Massengill

Title: Senior Vice President and Treasurer
Hertz equipment rental coRPORATION
By: /s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer
MATTHEWS EQUIPMENT LIMITED
By: /s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer
WESTERN SHUT-DOWN (1995) Limited
By: /s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer
HERTZ CANADA EQUIPMENT RENTAL PARTNERSHIP, BY ITS MANAGING PARTNER, MATTHEWS EQUIPMENT LIMITED
By: /s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer

Acknowledged and Agreed:
HERTZ INVESTORS, INC.
By: /s/ Kelly Shryoc
Name: Kelly Shryoc
Title: Assistant Treasurer
HERTZ CAR SALES LLC
Hertz CLAIM MANAGEMENT CoRPORATION

HCM MARKETING coRPORATION
Hertz LOCAL EDITION CORP.
Hertz LOCAL EDITION TRANSPORTING, INC.
Hertz GLOBAL SERVICES CORPORATION
Hertz SYSTEM, INC.
Hertz TECHNOLOGIES, INC.
Hertz TRANSPORTING, INC.
Hertz ENTERTAINMENT SERVICES CORPORATION
SMARTZ VEHICLE RENTAL CORPORATION
CINELEASE HOLDINGS, INC.
CINELEASE, INC.
CINELEASE, LLC
DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
DOLLAR RENT A CAR, INC.
DTG OPERATIONS, INC.
DTG SUPPLY, INC.
THRIFTY, INC.
THRIFTY CAR SALES, INC.
THRIFTY INSURANCE AGENCY, INC.
TRAC ASIA PACIFIC, INC.
THRIFTY RENT-A-CAR SYSTEM, INC.
FIREFLY RENT A CAR LLC

By:_ /s/ R. Scott Massengill
Name:    R. Scott Massengill
Title:     Treasurer

DONLEN CORPORATION

By:_ /s/ R. Scott Massengill
Name:    R. Scott Massengill
Title:     Vice President and Assistant Treasurer

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent and Collateral Agent

By:    /s/ Michael Shannon
Name: Michael Shannon
Title: Vice President

By:    /s/ Michael Winters
Name: Michael Winters
Title: Vice President

LENDERS:

By signing below, you have indicated your consent to the Consent

Name of Institution:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/ Melissa Provost
Name: Melissa Provost
Title: Vice President
LENDERS:

By signing below, you have indicated your consent to the Consent

Name of Institution:

Citibank, N.A.

By:    /s/ Matthew Paquin
Name: Matthew Paquin
Title: Vice President and Director
LENDERS:

By signing below, you have indicated your consent to the Consent

Name of Institution:

Crédit Agricole Corporate & Investment Bank

By:    /s/ Kaye Ea
Name: Kaye Ea
Title: Managing Director

By:    /s/ Juliette Cohen
Name: Juliette Cohen
Title: Managing Director

LENDERS:

By signing below, you have indicated your consent to the Consent

Name of Institution:

JPMorgan Chase Bank N.A.

By:    /s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

LENDERS:

By signing below, you have indicated your consent to the Consent

Name of Institution:

BARCLAYS BANK PLC

By:    /s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President
LENDERS:

By signing below, you have indicated your consent to the Consent

Name of Institution:

Goldman Sachs Bank USA

By:    /s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

LENDERS:

By signing below, you have indicated your consent to the Consent

Name of Institution:

Lloyds Bank PLC

By:    /s/ Mia Raznatovic
Name: Mia Raznatovic
Title: Senior Vice President R005

By:    /s/ Amy Vespasiano
Name: Amy Vespasiano
Title: Senior Vice President V024
LENDERS:

By signing below, you have indicated your consent to the Consent

Name of Institution:

Bank of Montreal, As U.S. Facility Lender

By:    /s/ Jason Hoefler
Name: Jason Hoefler
Title: Director
LENDERS:

By signing below, you have indicated your consent to the Consent

Name of Institution:

Canada Imperial Bank of Commerce

By:    /s/ Nicole Shinya
Name: Nicole Shinya
Title: Authorized Signatory

By:    /s/ Geoff Golding
Name: Geoff Golding
Title: Authorized Signatory
LENDERS:

By signing below, you have indicated your consent to the Consent

Name of Institution:

SUNTRUST BANK

By:    /s/ Sandra M. Salazar
Name: Sandra M. Salazar
Title: Vice President
LENDERS:

By signing below, you have indicated your consent to the Consent

Name of Institution:

The Bank of Nova Scotia

By:    /s/ Kim Snyder
Name: Kim Snyder
Title: Director
LENDERS:

By signing below, you have indicated your consent to the Consent

Name of Institution:

UniCredit Bank AG, New York Branch

By:    /s/ Ken Hamilton
Name: Ken Hamilton
Title: Managing Director

By:    /s/ Jeffrey B. Ferris
Name: Jeffrey B. Ferris
Title: Director

LENDERS:

By signing below, you have indicated your consent to the Consent

Name of Institution:

Royal Bank of Canda

By:    /s/ Scott Umbs
Name: Scot Umbs
Title: Authorized Signatory

LENDERS:

By signing below, you have indicated your consent to the Consent

Name of Institution:

General Electric Capital Corporation

By:    /s/ Sabina Lin
Name: Sabina Lin
Title: Duly Authorized Signatory